UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
____________________
Date of Report (Date of earliest event reported): February 12, 2004

NVIDIA CORPORATION
____________________
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23985
(Commission File Number)

94-3177549
(I.R.S. Employer Identification No.)

2701 San Tomas Expressway
Santa Clara, CA 95050
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(Address of principal executive offices and zipcode)

(Registrant’s telephone number, including area code): (408) 486-2000

Item 12. Results of Operations and Financial Condition.

On February 12, 2004, NVIDIA Corporation issued a press release announcing its results for the three and twelve months ended January 25, 2004. The press release is furnished and attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

By: /s/ Marvin D. Burkett
Marvin D. Burkett
Chief Financial Officer

Date: February 12, 2004

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release, dated February 12, 2004 entitled "NVIDIA Reports Operating Results for the Fourth Quarter and Fiscal Year 2004."